Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Financial Instruments and Financial Risk Management
24.	FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
The Company’s financial instruments consist of cash, accounts receivable, other receivables, notes receivable, restricted cash, investments, accounts payable and accrued expenses, contingent consideration payable, notes payable, and derivative liabilities. The carrying values of these financial instruments approximate their fair values as of December 31, 2019 and December 31, 2018.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

Level 1	quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2	inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e.,as prices) or indirectly (i.e., derived from prices); and

Level 3	inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair value of the Company’s cash, accounts receivable, other receivables, accounts payable and accrued expenses approximates carrying value due to their short-term nature. The Company’s restricted cash, and investments approximate fair value due to the nature of the instruments. The Company’s notes receivable, convertible notes payable, and notes payable approximate fair value due to the instruments bearing market rate of interest. The Company’s contingent consideration payable are measured at fair value using Level 3 inputs as disclosed in Note 23.
There were no transfers between fair value levels during the year ended December 31, 2019 and the year ending December 31, 2018.

(a)	Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instruments related risks. The Board mitigates these risks by assessing, monitoring and approving the Company’s risk management processes.

(b)	Credit Risk
Credit risk is the risk of loss associated with counterparty’s inability to fulfill its payment obligations. The Company’s credit risk is primarily attributable to cash, lease receivables, other receivables, and notes receivable. The Company’s maximum credit risk exposure is equivalent to the carrying value of these instruments.
The Company maintains cash with federally insured financial institutions. As of December 31, 2019, and December 31, 2018, the Company exceeded federally insured limits by approximately $10.0 million and $0.5 million, respectively. The Company has historically not experienced any losses in such accounts.
As of December 31, 2019 the maximum credit exposure related to the carrying amounts of accounts receivable, notes receivable and lease receivable was $37,422.

(c)	Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company manages liquidity risk through the management of its capital structure. The Company’s approach to managing liquidity is to raise sufficient capital to settle obligations and liabilities when due.
The Company has the following gross contractual obligations as at December 31, 2019 which are expected to be payable in the following respective periods:

	Less than 1 year	1 to 3 years	3 to 5 years	Greater than 5 years	Total
	$	$	$	$	$
Accounts payable and accrued liabilities	8,101	800	800	—	9,701
Convertible notes, notes payable and accrued interest	7,382	37,510	44,289	—	89,181
Contingent consideration payable	750	4,714	—	—	5,464

Total	16,233	43,024	45,089	—	104,346

(d)	Interest Rate Risk
Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s secured convertible notes with GGP (Note 16) bear interest at variable rates and is exposed to interest rate risk. If the LIBOR had increased by 1% during the year ended December 31, 2019, the Company’s net loss would have increased by $86.

(e)	Foreign Exchange Risk
The Company is exposed to exchange rate fluctuations between United States and Canadian dollars. The Company’s share price is denominated in Canadian dollars. If the Canadian dollar declines against the United States dollar, the United States dollar amounts available to fund the Company through the exercise of stock options or warrants will be less. The Company also has bank accounts with balances in Canadian dollars. The value of these bank balances if converted to U.S. dollars will fluctuate. While the Company maintains a head office in Canada where it incurs expenses primarily denominated in Canadian dollars, such expenses are a small portion of overall expenses incurred by the Company. The Company does not have a practice of trading derivatives and does not engage in “natural hedging” for funds held in Canada.
The Company has determined that as at December 31, 2019, the effect of a 10% increase or decrease in the Canadian dollar against the U.S. dollar on financial assets and liabilities would result in an increase or decrease of approximately $114 to comprehensive loss for the year ended December 31, 2019.

(f)	Other Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to risk of prices to its products due to competitive or regulatory pressures.